UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2019

FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 810-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) On December 19, 2019, FactSet Research Systems Inc. ("FactSet" or the "Company") held its 2019 Annual Meeting of Stockholders (the "Meeting").
(b) The three proposals described below were submitted to the stockholders at the Meeting. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are also set forth below.
Proposal 1: To elect three members to FactSet's Board of Directors

Nominee	For	Against	Abstained	Broker Non-Votes
F. Philip Snow	30,194,688	327,663	35,896	2,943,818
Sheila B. Jordan	30,425,397	98,499	34,351	2,943,818
James J. McGonigle	29,633,293	888,904	36,050	2,943,818
The three nominees were elected to FactSet's Board of Directors. F. Philip Snow, Sheila B. Jordan, and James J. McGonigle will serve as directors until the Company's 2022 Annual Meeting of Stockholders or until their respective successors are elected and qualified. The other directors whose terms of office continued after the Meeting are: Robin A. Abrams, Scott A. Billeadeau, Malcolm Frank, Philip A. Hadley, Laurie Siegel, and Joseph R. Zimmel.
Proposal 2: To ratify the appointment of the accounting firm of Ernst & Young LLP as FactSet's independent registered public accounting firm for the fiscal year ending August 31, 2020.

For	33,393,927
Against	80,732
Abstained	27,406
Broker Non-Votes	—
The appointment of Ernst & Young LLP was ratified.

Proposal 3: To approve, by a non-binding vote, the fiscal 2019 compensation awarded to the Company's named executive officers.

For	29,799,685
Against	703,893
Abstained	54,669
Broker Non-Votes	2,943,818
The fiscal 2019 compensation awarded to FactSet's named executive officers was approved by a non-binding vote.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: December 20, 2019	By:	/s/ HELEN L. SHAN
Helen L. Shan Executive Vice President and Chief Financial Officer (Principal Financial Officer)